                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                                _______________

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



               Date of Earliest Event Reported:  October 27, 1999
                                                 ----------------

                          Internet Capital Group, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

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
      Delaware                           0-26929                            23-2996071
      --------                           -------                            ----------
State of Incorporation           (Commission File Number)         (IRS Employer Identification No.)
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              435 Devon Park Drive, Building 800, Wayne, PA  19087
        ----------------------------------------------------------------
        (Address of principal executive offices)              (Zip Code)

                                 (610) 989-0111
                                 --------------
                        (Registrant's telephone number)
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Item 5.   Other Events.
          ------------

          On October 27, 1999, Internet Capital Group, Inc. entered into an agreement to acquire an interest in eMerge Interactive, Inc. for a combination of cash and a promissory note totaling $50,000,000. The acquisition will be completed following expiration or early termination of the Hart-Scott-Rodino waiting period.

Item 7.   Exhibits.
          --------

          1. Text of Press Release issued by Internet Capital Group, Inc. on October 27, 1999.
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    INTERNET CAPITAL GROUP, INC.


Dated:  October 29, 1999            By: /s/ David D. Gathman
                                       -----------------------------------------
                                       David D. Gathman
                                       Chief Financial Officer
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                                 EXHIBIT INDEX


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
                                                                                Sequential
Exhibit No.                               Description                           Page Number
-----------                               -----------                           ----------
     1                      Text of Press Release issued by Internet                 5
                            Capital Group, Inc. on October 27, 1999
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